UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant x	Filed by a Party other than the Registrant	¨
Check the appropriate box:

o	Preliminary Proxy Statement
¨	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
x	Definitive Proxy Statement
¨	Definitive Additional Materials
¨	Soliciting Material under Rule 14a-12

NICHOLAS II, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

x No fee required.

¨ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A
(2)	Aggregate number of securities to which transaction applies: N/A

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: $0
¨	Fee paid previously with preliminary materials:
¨	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing
	for	which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
	or	the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid: N/A
	(2)	Form, Schedule or Registration Statement No.: N/A
	(3)	Filing Party: N/A
	(4)	Date Filed: N/A

ii

NICHOLAS II, INC.
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
(800) 544-6547

     November 13, 2019 Dear Shareholder: The Board of Directors (the “Board”) of Nicholas II, Inc. (the “Fund”) has called a special meeting of its shareholders to be held on December 20, 2019 at 10:00 a.m., Central Time (the “Special Meeting”), at the 411 East Wisconsin Center, 411 E. Wisconsin Avenue, Lobby Conference Room, Milwaukee, Wisconsin 53202. The Board has named four (4) nominees to be elected as directors of the Board. At the Special Meeting, shareholders of the Fund will be asked to elect the four (4) nominees to the Board (the “Proposal”) and to conduct such business properly raised before the meeting and any adjournment or postponement of the meeting.

     After careful consideration, the Board unanimously recommends that the Fund’s shareholders vote “FOR” the Proposal.

Enclosed are the following materials:

• A Notice of Special Meeting of Shareholders, which summarizes the Proposal on which you are being asked to vote; and

• A proxy statement, which provides detailed information on the Proposal and why the Proposal is being made.

     We encourage you to review the enclosed materials carefully. As a shareholder of the Fund, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote in one of the following ways:

• By calling the toll-free telephone number listed on the enclosed proxy card;

• By internet at the website address listed on the enclosed proxy card;

• By returning the enclosed proxy card in the postage-paid envelope; or

• In person at the Special Meeting.

          As always, we appreciate your support.

Lawrence J. Pavelec
Senior Vice President and Secretary

i

Please vote now. Your vote is important.

     To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your vote on the enclosed proxy card, date and sign it, and return it in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting. IF YOU SUBMIT A PROPERLY EXECUTED PROXY BUT DO NOT INDICATE HOW YOU WISH YOUR SHARES TO BE VOTED, YOUR SHARES WILL BE VOTED “FOR” THE ELECTION OF THE FOUR (4) DIRECTORS.

QUESTIONS & ANSWERS

     We recommend that you read the enclosed proxy statement (the “Proxy Statement”) in its entirety. For your convenience, we have provided a brief overview of the voting process and proposal to be voted on.

Q: What is happening?

A: The Board of Directors (the “Board”) of Nicholas II, Inc. (the “Fund”) has named four (4) nominees to be elected to the Board. The Board has called a special meeting of shareholders of the Fund, to be held on December 20, 2019 at 10:00 a.m., Central Time (the “Special Meeting”). At the Special Meeting, shareholders of the Fund will be asked to elect the nominees to the Board (the “Proposal”). The Board recommends that you vote “FOR” the Proposal after you carefully study the enclosed materials.

Q: Who is eligible to vote?

A: Shareholders of the Fund as of the close of business on November 7, 2019 are eligible to vote at the Special Meeting.

Q: Who will pay for the proxy solicitation expenses?

A: The costs of the preparation, mailing and solicitation of this proxy and the expenses of holding the Special Meeting will be paid solely by the Fund. The

Fund has retained AST Fund Solutions, a proxy services firm, to assist in the distribution of proxy materials and the tabulation of proxies. It is anticipated that AST Fund Solutions will be paid approximately $15,800 for such services.

Q: How does the Board recommend I vote?

A: After careful consideration, the Board unanimously recommends that you vote “FOR” the Proposal.

Q: Whom do I contact for further information?

A: You may call the Fund’s Adviser by telephone at 800-544-6547 or by mail at 411 E. Wisconsin Ave., Ste. 2100, Milwaukee, Wisconsin 53202 for further information.

Q: How can I vote?

A: You may cast your vote by mail, telephone or internet or in person at the Special Meeting. To vote by mail, please mark your vote on the enclosed proxy card and date, sign and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the enclosed form and follow the instructions. Your vote by mail, telephone or internet will be an authorization of a proxy to cast your votes at the Special Meeting.

     Important additional information about the Proposal is set forth in the accompanying Proxy Statement. Please read it carefully.

NICHOLAS II, INC.
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
(800) 544-6547

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 20, 2019

       To the Shareholders of Nicholas II, Inc.:

     This is to notify you that a special meeting (the “Special Meeting”) of shareholders of Nicholas II, Inc. (the “Fund”), a Maryland corporation, will be held on December 20, 2019, at 10:00 a.m., Central Time, at the 411 East Wisconsin Center Lobby Conference Room, located at 411 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202, for the following purposes: 1. To elect four (4) directors to the board of directors (the “Board”) of the Fund; and 2. To consider and transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

     The Board has fixed the close of business on November 7, 2019 as the record date for determination of shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

     It is very important that your vote be received prior to the Special Meeting date. Voting instructions for shares held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

     Your vote is important regardless of the size of your holdings in the Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the internet; please see pages 11 and 12 of the enclosed Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Board of Directors,

November 13, 2019

PROXY STATEMENT

NICHOLAS II, INC.
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
(800) 544-6547

     This proxy statement (the “Proxy Statement”) is furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Nicholas II, Inc., an open-end investment company registered under the Investment Company of 1940, as amended (the “1940 Act”), organized as a Maryland corporation (the “Fund”), for use at a special meeting of shareholders of the Fund (the “Special Meeting”). The Special Meeting will be held on December 20, 2019, at 10:00 a.m., Central Time, at the 411 East Wisconsin Center Lobby Conference Room, located at 411 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202. Shareholders of record of the Fund as of the close of business on November 7, 2019 (the “Record Date”) are entitled to vote at the Special Meeting. The Notice of Special Meeting of Shareholders, this Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about November 18, 2019.

     The Fund provides periodic reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes. Copies of the Fund’s annual and semiannual reports have previously been made available electronically or mailed to shareholders. You may receive an additional copy of the Fund’s most recent annual and semiannual report, without charge, by calling 800-544-6547 (toll-free) or by writing to the Fund at 411 E. Wisconsin Ave., Ste. 2100, Milwaukee, Wisconsin 53202.

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON DECEMBER 20, 2019. The Notice of Special Meeting of Shareholders and this Proxy Statement are available on the internet at https://vote.proxyonline.com/nicholas/docs/NII2019.pdf.

PROPOSAL: Election of Directors

     The only item of business that the Board expects will come before the Special Meeting is the proposal to elect four (4) directors to the Board of the Fund (the “Proposal”).

       The four (4) nominees to be elected to the Board are:

John A. Hauser
David O. Nicholas
David P. Pelisek
Jay H. Robertson

     John A. Hauser, David P. Pelisek and Jay H. Robertson are non-interested director nominees, while David O. Nicholas is an interested director nominee, as defined by the 1940 Act. The three directors who currently serve on the board are Jay H. Robertson, John A. Hauser and David O. Nicholas, and Mr. Robertson and Mr. Hauser are non-interested directors. If you elect the four (4) directors nominated here, then 75% of the individuals serving on the Board will qualify as non-interested directors.

     If elected, each director will serve until the next meeting of shareholders called for the purpose of electing directors, if any, or until a successor is elected and qualified, or until their earlier death, resignation or removal. Unless you do not authorize it, your proxy will be voted in favor of the four (4) nominees. The affirmative vote of the holders of a plurality of the Fund’s shares represented at the meeting is required for the election of a director to the Board. Because the election of the four (4) nominees is not contested, it would be expected that each nominee will become a director as long as at least one (1) vote is cast for each nominee. Each nominee has agreed to be named in this proxy statement and to serve if elected. The current directors of the Fund have no reason to believe that any of the nominees will become unavailable for election as directors. However, if that should occur before the Special Meeting, your proxy will be voted for the individuals recommended by the directors.

     Pertinent information regarding each nominee’s principal occupation and business experience during at least the past five years, number of portfolios overseen and other directorships held is set forth below. The mailing address for each of the nominees is 411 E. Wisconsin Ave., Ste. 2100, Milwaukee, Wisconsin 53202. Each of the nominees was recommended as a nominee by the Board and the Lead Portfolio Manager of the Fund.

     Any shareholder who owned shares of the Fund on the Record Date is entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Each share is entitled to cast one vote, and fractional shares are entitled to cast a proportionate fractional vote, with no shares having cumulative voting rights.

Recommendation of the Board

     The Board unanimously recommends that the Fund’s shareholders vote “FOR” the proposal to elect the directors to the Board.

INFORMATION REGARDING DIRECTOR NOMINEES

Non-Interested Nominees

Other
				Number of	Directorships
		Term of		Portfolios	Held by
	Position(s)	Office(1) and		in Fund	Director in
Name	Held with	Length of	Principal Occupations	Complex	Past Five
and Age	Fund	Time Served	During Past 5 Years	Overseen	Years
John A.	Director	(2), 3 years	Private Investor, January	5	None
Hauser			2017 to present. Senior
(Age: 60)			Vice President – Trust and
Community Relations, Nicolet
Bank, October 2016 to
December 2016. Senior Vice
President – Director of Wealth
Services, Nicolet Bank, April
2016 to present. Prior to its
acquisition by Nicolet Bank in
April 2016, Mr. Hauser served
in various senior management
roles for Baylake Bank from
1984 to 2008 and from 2009
to April 2016.
Jay H.	Director	(2), 15 years	Private Investor, April 2000	5	None
Robertson			to present. Chairman of the
(Age: 67)			Board, Robertson-Ryan and
Associates, Inc., an insurance
brokerage firm from 1993 to
March 2000.
David P.	Director	N/A	Private Investor, September	1	None
Pelisek	Nominee		2016 to present. Managing
(Age: 60)			Director, Robert W. Baird &
Co., Inc., and Partner, Baird
Capital Partners Buyout Funds
I – V, January 1994 to May
2016.

(1) Until duly elected or re-elected at the next meeting of shareholders called for the purpose of electing directors, if any, or until their successors are elected and qualified.

Interested Nominee

Other
				Number of	Directorships
		Term of		Portfolios	Held by
	Position(s)	Office(1) and		in Fund	Director in
Name	Held with	Length of	Principal Occupations	Complex	Past Five
and Age	Fund	Time Served	During Past 5 Years	Overseen	Years
David O.	President,	(2), 15 years	President, Chief Executive	4	None
Nicholas	Director		Officer, Chief Investment
(Age: 58)	and Lead		Officer and Director, Nicholas
	Portfolio		Company, Inc., the Adviser
	Manager		to the Fund and employed
by the Adviser since 1986.
He has been Lead Portfolio
Manager for, and primarily
responsible for the day-to-day
management of the portfolios
of the Fund and Nicholas
Limited Edition, Inc. since
March 1993 and Co-Portfolio
Manager of Nicholas Equity
Income Fund, Inc. and Lead
Portfolio Manager of Nicholas
Fund, Inc. since August
2016. He served as Associate
Portfolio Manager of Nicholas
Fund, Inc. from April 2011
to August 2016. He is a
Chartered Financial Analyst.

(1) Until duly elected or re-elected at the next meeting of shareholders called for the purpose of electing directors, if any, or until their successors are elected and qualified.

Experience, Qualifications and Skills of Board Members and Board Nominees

       The following table discusses some of the experiences, qualifications and skills of the Board Members, including the Board Nominee, that support the conclusion that they should serve (or continue to serve) on the Board:

Board Member/
Nominee	Experience, Qualifications and Skills
John A. Hauser	Mr. John Hauser has extensive business experience, including experience related to banking, investment management and financial matters.
David O. Nicholas	Mr. David Nicholas has more than twenty-five years of experience in advising the Fund, as well as over thirty years of investment management experience in other funds and private accounts.

Board Member/
Nominee	Experience, Qualifications and Skills
David P. Pelisek	Mr. David Pelisek has extensive business experience, including board service and experience related to financial matters, investment management and risk management.
Jay H. Robertson	Mr. Jay Robertson has extensive business experience, including board service and experience related to financial matters, insurance and risk management.

Compensation

     The table below sets forth the aggregate compensation received by all directors of the Fund during the fiscal year ended September 30, 2018. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its Investment Advisory Agreement with the Fund.

		Pension or		Total
		Retirement	Estimated	Compensation
	Aggregate	Benefits Accrued	Annual	From Fund and
	Compensation	as Part of Fund	Benefits Upon	Fund Complex
Name	from the Fund	Expenses	Retirement	Paid to Directors(1)
John A. Hauser (2)	$6,423.75	$0	$0	$33,750.00
Jay H. Robertson (2)	$8,565.00	$0	$0	$45,000.00
David O. Nicholas (2)	$0	$0	$0	$0

(1) During the fiscal year ended September 30, 2018, the Fund and other funds in the Nicholas Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as their investment adviser, namely Nicholas Fund, Inc., Nicholas Limited Edition, Inc., Nicholas High Income Fund, Inc. and Nicholas Equity Income Fund, Inc.) compensated those directors who are not “interested persons” of the Adviser in the form of meeting attendance fees. During the fiscal year ended September 30, 2018, the Fund compensated the disinterested directors at a rate of $2,141.25 per director per meeting attended. The disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the fiscal year ended September 30, 2018. All other directors and officers of the Fund were compensated by the Adviser in accordance with its Investment Advisory Agreement.

(2) Messrs. Hauser and Robertson also are members of the Board of Directors of Nicholas Fund, Inc., Nicholas Limited Edition, Inc., Nicholas High Income Fund, Inc. and Nicholas Equity Income Fund, Inc. Mr. Nicholas also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas Limited Edition, Inc., and Nicholas High Income Fund, Inc.

Equity Securities Owned by Board Members and Board Nominees

     The table below sets forth the aggregate dollar range of shares owned beneficially by each board member and/or board nominee as of September 30, 2019. In addition, the table sets forth the dollar range of shares beneficially owned by each director of the other mutual funds that the Adviser advises and are overseen by such director as of September 30, 2019.

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies Overseen
Name of Board	Dollar Range of Equity	by Director or Nominee in Family
Member or Nominee	Securities in the Fund	of Investment Companies
John A. Hauser	Over $100,000	Over $100,000
David O. Nicholas	Over $100,000	Over $100,000
David P. Pelisek	None	Over $100,000
Jay H. Robertson	Over $100,000	Over $100,000

Board Meetings. During the fiscal year ended September 30, 2018, the Board met four (4) times. Messrs. Nicholas and Robertson attended all four (4) of the meetings. Mr. Hauser attended three (3) of the meetings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board Members, including a majority of the Independent Board Members, of the Fund have selected Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the 2020 fiscal year.

     No representatives of Deloitte are expected to be present at the Special Meeting, but will be available if needed to respond to appropriate questions.

     The Board does not have a standing audit committee, because the independent directors perform the functions such as those of an audit committee. The Board also meets periodically with the Fund’s outside auditors to discuss financial reporting and audit issues, including risk relating to financial controls.

     The following table sets forth the fees billed by Deloitte for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Fund. The fee information in the following table is presented under the following captions:

     Audit Fees: fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

     Audit-Related Fees: fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

     Tax Fees: fees associated with tax compliance and/or tax preparation, tax advice and tax planning, as applicable. Tax compliance and preparation include services such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews, taxable income and tax distribution calculations. All of the fees included under “Tax Fees” relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relate to tax advice, tax planning or tax consulting.

     All Other Fees: fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2018	$29,700.00	None	$6,225.00	None
2017	$28,800.00	None	$6,050.00	None

     The independent directors of the Fund comply with applicable laws and regulations with regard to the pre-approval of services. The engagement of Deloitte and the Fund’s independent registered public accounting firm and the provision of audit, audit-related, tax and non-audit compliance services to the Fund on an annual basis require specific pre-approval by the independent directors of the Fund.

     For the Fund’s two most recently completed fiscal years, there were no services rendered by Deloitte to the Fund for which the general pre-approval requirement was waived.

      There were no fees for non-audit services provided to the Fund, Nicholas Company, Inc. (the “Adviser”) and any affiliated service providers for which pre-approval by the Fund’s independent directors was required for the most recent fiscal year and for the prior fiscal year.

     The Fund’s independent directors have considered the provision of non-audit services that were rendered by Deloitte to the Fund, itsAdviser and any affiliate service providers that were not pre-approved (and did not require pre-approval) in connection with determining such auditor’s independence. All services provided by Deloitte to the Fund, itsAdviser and each of its affiliated service providers that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

ADDITIONAL INFORMATION

Nominating Committee

     The Fund does not have a standing nominating committee. The independent directors’ function as the Fund’s nominating committee (the “Nominating Committee”). Among other things, the Nominating Committee screens and selects candidates for nomination to the Board of Directors. Each of the nominees to be elected at the Special Meeting was recommended as a nominee by the Board and the Lead Portfolio Manager. The Fund does not have a charter for nominations, and the Fund does not pay any fees to a third party to identify or evaluate, or assist in identifying or evaluating, potential nominees. In addition, the Nominating Committee seeks a diverse set of nominees, but the Nominating Committee has not adopted a formal policy with regard to the consideration of diversity.

     The Nominating Committee will consider nominees for director recommended by stockholders. As of the date hereof, the Fund has not received a recommended nominee from any stockholder. Stockholders wishing to send communications to the Board of Directors regarding a potential nominee may communicate with members of the Board of Directors by submitting a written communication directed to the Board of Directors in care of the Fund’s secretary at 411 E. Wisconsin Ave., Ste. 2100, Milwaukee, Wisconsin 53202.

     When considering a nominee, whether such nominee was recommended by stockholders or otherwise, the Nominating Committee looks for certain qualities, including, without limitation, business experience, high ethical standards and an understanding of financial instruments and markets.

Fund Annual Report

     The Fund has previously sent its Annual Report to its shareholders for the period ended September 30, 2018. You can obtain a copy of this Report, or the most recent Semiannual Report, without charge by writing to the Fund at 411 E. Wisconsin Ave., Ste. 2100, Milwaukee, Wisconsin 53202 or by calling 800-544-6547 (toll-free).

Outstanding Shares and Significant Shareholders

     Only shareholders of record at the close of business on the Record Date are entitled to vote at the Special Meeting. The number of Class I and Class N shares of the Fund outstanding as of the close of business on Record Date of November 7, 2019 were 27,854,762.077 and 3,644,996.606, respectively.

     As of November 7, 2019, the Fund believes that the Directors and officers of the Adviser, individually and as a group, owned beneficially approximately six percent (6%) of the shares of the Fund.

     As of November 7, 2019, the following persons owned beneficially 5% or more of the outstanding shares of the Fund:

			% of
	Amount of Shares	Class of Shares	Outstanding
Name and Address	Beneficially Held	Beneficially Held	Shares

Nancy J. Nicholas
411 East Wisconsin Avenue	4,092,456	Class I	14.69%
Milwaukee, WI 53202

National Financial Services Corp. for	1,716,781	Class I	6.16%
the Exclusive Benefit of its Customers
499 Washington Boulevard,	2,878,144	Class N	78.96%
Jersey City, NJ 07310

Charles Schwab & Co. Custody
Account for the Exclusive Benefit of
its Customers	327,615	Class N	8.99%
211 Main Street
San Francisco, CA 94105

     No other persons are known to the Fund to own beneficially or of record 5% or more of the shares of the Fund as of November 7, 2019.

VOTING INFORMATION AND REQUIREMENTS

Information About Proxies and the Conduct of the Special Meeting

     Solicitation of Proxies. Solicitations of proxies are being made on behalf of the Fund and the Board primarily by the mailing of the Notice of Special Meeting of Shareholders and this Proxy Statement with its enclosures on or about November 18, 2019. Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Fund has retained AST Fund Solutions, a professional proxy services firm, to assist with proxies. Fund shareholders may receive a telephone call from AST Fund Solutions asking them to vote.

     Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. Representatives of the Adviser and its affiliates and other representatives of the Fund may also solicit proxies.

     Questions about the Proposal should be directed to the Adviser by telephone at 800-544-6547 or by mail at 411 E. Wisconsin Ave., Ste. 2100, Milwaukee, Wisconsin 53202.

     Costs of Solicitation. The costs of the preparation, mailing and solicitation of this proxy and the expenses of holding the Special Meeting will be paid solely by the Fund. It is anticipated that AST Fund Solutions, our proxy services firm, will be paid approximately $15,800 for such services.

     Required Vote. Approval of the Proposal (i.e., election of the directors) will require the affirmative vote of the holders of a plurality of all the votes cast at the Special Meeting (assuming a quorum is present). Because the election of the four (4) nominees is not contested, it would be expected that each nominee will become a director as long as at least one (1) vote is cast for each nominee. The Board has fixed the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

     Proxies. If a proxy authorization (a “proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper proxy card or by submitting a proxy by telephone or over the internet), the shares of the Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any adjournments or postponements thereof. All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted in favor of the Proposal. See “Manner of Voting” below.

     Quorum; Abstentions; Broker Non-Votes; Adjournments. One-half of the outstanding shares of the Fund entitled to vote on the Proposal as of the Record Date must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

     For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of the Proposal (i.e., the election of directors), abstentions and “broker non-votes”, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum at the Special Meeting. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

     If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent), the service agent may be the record holder of your shares. At the meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the Proposal may be deemed to authorize a service provider to vote such shares in favor of the Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

     If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

     If a shareholder vote is called and a quorum is not present at the Special Meeting, a majority of the shareholders present at such meeting may adjourn the Special Meeting for up to 120 days without further notice other than announcement at the Special Meeting. At any adjourned Special Meeting at which a quorum is present, any action may be taken that could have been taken at the Special Meeting originally called.

     Other Business; Shareholder Proposals. Under Maryland law, the only matters that may be acted on at the Special Meeting are those stated in the Notice of Special Meeting of Shareholders. Accordingly, other than procedural matters relating to the Proposal to elect the directors to the Board, no other business may properly come before the Special Meeting. If any such procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote such procedural matter in accordance with their discretion, unless the shareholder entitled to vote the shares has previously sent written instructions to the contrary.

Manner of Voting

     Fund shareholders may vote by appearing in person at the Special Meeting, or may authorize proxies by returning the enclosed proxy card or via telephone or the internet using the instructions provided on the enclosed proxy card. Any shareholder who has given a proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic proxy, by giving written notice of revocation to the Secretary of the Adviser, or by voting in person at the Special Meeting.

     By Mail. To authorize your proxies by mail, you should date and sign the proxy card included with this Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

     By Telephone. To authorize your proxies by telephone, and if available for your account, a toll-free telephone number will be printed on your proxy card. Prior to calling, you should read this Proxy Statement and have your proxy card at hand. (Please note, however, that telephone authorization may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.) You may use the automated touch-tone voting method by calling the toll-free number provided on the proxy card. At the prompt, follow the menu.

     By Internet. To authorize your proxies over the internet, please log on to the website listed on your proxy card and click on the proxy voting button. Prior to logging on, you should read this Proxy Statement and have your proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy card, you may vote them during the same session. (Please note, however, that internet authorization may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.) Additional Information. Shareholders authorizing their proxies by telephone or over the internet need not return their proxy card by mail.

     A person submitting voting instructions by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing AST Fund Solutions, a proxy services firm, and its agents, to execute a proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

     The Fund believes that the procedures for authorizing the execution of a proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

     You are requested to fill in, sign and return the enclosed proxy card promptly, even if you expect to be present in person at the Special Meeting, since you can always reverse your vote at the Special Meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

November 13, 2019

Appendix A

FORM OF PROXY CARD FOR

NICHOLAS II, INC.

1

NICHOLAS FUNDS

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER REGISTRATION PRINTED HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER 123456789101

NICHOLAS II, INC.

The undersigned, revoking all Proxies heretofore given, hereby appoints Lawrence J. Pavelec and Jason T. Thompson and each of them, as Proxies of the undersigned, to vote on behalf of the undersigned all shares of Nicholas II, Inc. (the "Fund"), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at the 411 East Wisconsin Center Lobby Conference Room, located at 411 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202, on December 20, 2019, at 10:00 a.m., Central Time, as fully as the undersigned would be entitled to vote if personally present.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 20, 2019. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/nicholas/docs/NII2019.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

NICHOLAS II, INC.

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Directors, and the Proposal has been unanimously approved by the Board of Directors and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holder's best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

1. **Election of Directors:**	**FOR ALL**	**WITHOLD ALL**	**FOR ALL, EXCEPT**
(01) John A. Hauser	○	○	○
(02) David O. Nicholas			
(03) David P. Pelisek			
(04) Jay H. Robertson			

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.

____

2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]